Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO SENIOR SECURED TERM LOAN AGREEMENT

THIS AMENDMENT NO. 1 TO SENIOR SECURED TERM LOAN AGREEMENT (this “Amendment”) dated as of August 2, 2012 is among Energy Transfer Equity, L.P., a Delaware limited partnership (the “Borrower”), the Restricted Persons party hereto, the several banks and other financial institutions signatories hereto (the “Lenders”), and Credit Suisse AG, as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS

A. The Borrower, the Lenders and the Administrative Agent are parties to a Senior Secured Term Loan Agreement dated as of March 23, 2012 (the “Existing Term Loan Agreement”).

B. The Borrower has requested that the Existing Term Loan Agreement be amended in the manner set forth herein (the Existing Term Loan Agreement, as amended by this Amendment, the “Term Loan Agreement”), subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 3 hereof.

C. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Administrative Agent and the Majority Lenders agree as follows:

1. Amendments to Existing Term Loan Agreement as of the Amendment Effective Date. The Existing Term Loan Agreement is amended, as of the Amendment Effective Date (as defined below), as follows:

1.1 Amendments to Section 1.01 (Defined Terms).

(a) The following definition is added in the appropriate alphabetical order:

“Sunoco Transaction” means the transactions contemplated by (a) that certain Agreement and Plan of Merger dated as of April 29, 2012 and amended by Amendment No. 1 thereto dated as of June 15, 2012, and as further amended, restated, supplemented or otherwise modified from time to time, by and among Sunoco, Inc., ETP, ETP GP, Sam Acquisition Corporation, and, for certain limited purposes set forth therein, the Borrower, and (b) all other agreements entered into in connection with the foregoing.

(b) The definition of “SUG Holdco” is hereby amended and restated as follows:

“SUG Holdco” means ETE Sigma Holdco, LLC, a Delaware limited liability company.

(c) The definition of “Unrestricted Persons” is hereby amended to include, as Unrestricted Persons, ETP Holdco Corporation, a Delaware corporation, ETE Holdco Corporation, a Delaware corporation, and each of their respective subsidiaries.

1.2 Amendment to Section 7.04(d). Section 7.04(d) of the Existing Term Loan Agreement is hereby amended by adding “(i)” to the beginning of such clause (d), deleting the semicolon at the end of such clause, and adding the following language to the end of such clause:

, (ii) ETP GP may relinquish incentive distribution rights in connection with the Sunoco Transaction, in the amounts contemplated by the Sunoco Transaction as of the Amendment Effective Date and (iii) the Borrower or any Restricted Subsidiary may relinquish incentive distribution rights in connection with any other transaction so long as the Borrower has delivered a certificate of its Chief Financial Officer certifying that, for all Applicable Test Periods, Pro Forma Consolidated EBITDA of the Borrower (as defined below) would not be (or is not expected to be) less than Consolidated EBITDA of the Borrower without giving effect to such transaction and relinquishment. For purposes of the test in clause (iii), (w) “Pro Forma Consolidated EBITDA of the Borrower” shall mean Consolidated EBITDA of the Borrower, calculated giving pro forma effect to such transaction and the associated relinquishment as contemplated by the definition of Consolidated EBITDA of the Borrower as reasonably determined by the Borrower; (x) “Applicable Test Period” shall mean the four Fiscal Quarter period most recently ending prior to such transaction for which financial statements contemplated by Section 6.02(b) are available to the Borrower, and each succeeding non-overlapping four Fiscal Quarter period during which an amount is being relinquished pursuant to such relinquishment; (y) calculations made with respect to such succeeding periods may be based on projected Pro Forma Consolidated EBITDA of the Borrower and projected Consolidated EBITDA of the Borrower, as reasonably determined by the Borrower acting in good faith and (z) the Borrower may deliver one or more additional such certificates for a given transaction at any time if a given relinquishment is subsequently increased, extended or otherwise modified.

2. Additional Amendments to Existing Term Loan Agreement after the Amendment Effective Date. The Existing Term Loan Agreement shall be amended, effective as of the last day of the first full Fiscal Quarter occurring after the consummation of the Sunoco Transaction, as follows:

2.1 Amendments to Section 1.01 (Defined Terms).

(a) The definition of “Consolidated EBITDA of the Borrower” shall be amended and restated as follows:

“Consolidated EBITDA of the Borrower” means, for any period of four Fiscal Quarters, the sum of (without duplication):

(a) four times the amount of cash distributions payable with respect to the last Fiscal Quarter in such period by an MLP or any other Person (unless either (i) such Person is a Restricted Subsidiary or (ii) such Person is a Wholly Owned Subsidiary of the Borrower that is an Unrestricted Person and such distributions are funded, directly or indirectly, with substantially contemporaneous Investments by the Borrower or a Restricted Person) to the Borrower or its Restricted Subsidiaries in respect of limited partnership units in such MLP or Equity Interests in such a Person, to the extent actually received on or prior to the date the financial statements with respect to such Fiscal Quarter referred to in Section 6.02 are required to be delivered by the Borrower; provided that if the Borrower has acquired or disposed of any limited partnership units in such MLP or the Borrower or any of its subsidiaries has made a Specified Acquisition or Specified Disposition at any time after the first day of such Fiscal Quarter, the determinations in this clause (a) shall be made giving pro forma effect to such acquisition or disposition as if such acquisition or disposition had occurred on the first day of the Fiscal Quarter; plus

(b) four times the amount of cash distributions payable with respect to the last Fiscal Quarter in such period by an MLP to the Borrower or its Restricted Subsidiaries in respect of the general partnership interests or incentive distribution rights to the extent actually received on or prior to the date the financial statements with respect to such Fiscal Quarter referred to in Section 6.02 are required to be delivered by the Borrower; provided that if the Borrower has acquired or disposed of any general partnership interests or incentive distribution rights in an MLP at any time after the first day of such Fiscal Quarter, the determinations in this clause (b) shall be made giving pro forma effect to such acquisition or disposition as if such acquisition or disposition had occurred on the first day of the Fiscal Quarter; plus

(c) Consolidated Net Income of the Borrower and its Restricted Subsidiaries for such four Fiscal Quarter period, plus, but without duplication, (i) each of the following to the extent deducted in determining such Consolidated Net Income (A) all Consolidated Interest Expense, (B) all income taxes (including any franchise taxes to the extent based upon net income), (C) all depreciation and amortization (including amortization of intangible assets), (D) Prepayment Hedge Termination Expenses to the extent not included in Consolidated Interest Expense, (E) any other non-cash charges or losses (including any non-cash losses resulting from the impairment of long-lived assets, goodwill or intangible assets), and (F) any fees, expenses or charges relating to any offering of Equity Interests, any Investment, acquisition or Indebtedness permitted to be incurred hereunder (in each case whether or not successful) minus (ii) each of the following (A) all non-cash items of income or gain which were included in determining such Consolidated Net Income, and (B) any cash payments made during such period in respect of items described in clause (i)(E) of this clause (d) subsequent to the Fiscal Quarter in which the relevant non-cash charges or losses were reflected as a charge in the statement of Consolidated Net Income; provided that if the Borrower or its Restricted Subsidiaries has made a Specified Acquisition or Specified Disposition at any time after the first day of such four Fiscal Quarter period, the determinations in this clause (c) shall be made giving pro forma effect to such acquisition or disposition as if such acquisition or disposition had occurred on the first day of such four Fiscal Quarter period. For the avoidance of doubt, the determinations in this clause (c) shall not include Consolidated Net Income attributable to distributions that are otherwise part of the calculation of Consolidated EBITDA of the Borrower pursuant to clause (a) or (b) above.

(b) The defined term “Consolidated EBITDA of SUG” shall be deleted in its entirety.

(c) The defined term “SUG Pro Forma Cash Distributions” shall be deleted in its entirety.

(d) The definition of “Value” shall be amended and restated as follows:

“Value” means as of any date of determination (i) the combined market value of limited partnership units of each MLP held by the Borrower as determined by reference to the price of the common units of such MLP as quoted on the New York Stock Exchange at the close of business on the date of determination plus (ii) 20 times Consolidated EBITDA of the Borrower derived from the general partnership interests and incentive distribution rights under the Agreement of Limited Partnership of such MLP as in effect from time to time (other than expenses relating to the Borrower) for the four Fiscal Quarter period most recently ended prior to the date of determination as set forth in clause (b) of the definition of “Consolidated EBITDA of the Borrower” plus (iii) 12.5 times Consolidated EBITDA of the Borrower derived from any Person other than an MLP for the four Fiscal Quarter period most recently ended prior to the date of determination as set forth in clause (a) of the definition of “Consolidated EBITDA of the Borrower.”

3. Amendment Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received:

(i) an original counterpart of this Amendment, duly executed by the Borrower, the Administrative Agent, and the Majority Lenders;

(ii) a certificate signed by a Responsible Officer of the Borrower certifying that the representations and warranties of the Borrower set forth in Section 5 of this Amendment shall be true and correct; and

(iii) payment by the Borrower, for the account of each Lender that has returned an executed signature page to this Amendment to the Administrative Agent at or prior to 5:00 p.m., New York time on August 1, 2012, of an amendment fee in an amount equal to 0.15% of the principal amount of the Loans of such Lender then outstanding; and

(b) the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced at least one (1) day prior to the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the Amendment Effective Date (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

The date on which such conditions have been satisfied (or waived) is referred to herein as the “Amendment Effective Date”.

4. Defined Terms. Each capitalized term not defined in this Amendment shall have the definition ascribed such term in the Existing Term Loan Agreement.

5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

(a) This Amendment has been duly authorized by all necessary limited partnership action and constitutes the binding obligation of the Borrower.

(b) Each Restricted Person has duly taken all action necessary to authorize the execution and delivery by it of this Amendment and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder.

(c) The execution and delivery by the various Restricted Persons of this Amendment, the performance by each of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of the Borrower, any of its Subsidiaries or the General Partner, (C) any agreement governing material Indebtedness for borrowed money of the Restricted Persons or (D) any other material agreement, judgment, license, order or permit applicable to or binding upon the Borrower, any of its Restricted Subsidiaries or the General Partner, (ii) result in the acceleration of any material Indebtedness owed by the Borrower, any of its Restricted Subsidiaries or the General Partner, or (iii) result in or require the creation of any Lien upon any assets or properties of the Borrower, any of its Restricted Subsidiaries or the General Partner. No permit, consent, approval, authorization or order of, and no notice to or filing, registration or qualification with, any Tribunal or third party is required in connection with the execution, delivery or performance by any Restricted Person of this Amendment or to consummate any transactions contemplated hereby.

(d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(e) Since December 31, 2011, no event or circumstance has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect.

6. Confirmation of Loan Documents. By its execution on the respective signature lines provided below, as of the Amendment Effective Date, each of the Restricted Persons hereby confirms and ratifies all of its obligations and the Liens granted by it under the Loan Documents (in each case, as amended hereby as of such date) to which it is a party, represents and warrants that the representations and warranties set forth in such Loan Documents are complete and correct in all material respects on the date hereof as if made on and as of such date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be complete and correct in all material respects as of such specified earlier date and confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby as of such date without impairing any such obligations or Liens in any respect.

7. Effect of Amendment. On and after the Amendment Effective Date, each reference to the Existing Term Loan Agreement in any Loan Document shall be deemed to be a reference to the Existing Term Loan Agreement, as amended by this Amendment. On and after the Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Term Loan Agreement and the other Loan Documents. On and after the Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Term Loan Agreement, shall, unless the context otherwise requires, mean the Term Loan Agreement.

8. Confidentiality. The parties hereto agree that all information received from the Borrower or any Subsidiary in connection with this Amendment shall be deemed to constitute Information, for purposes of Section 10.07 of the Credit Agreement, regardless of whether such information was clearly identified at the time of delivery as confidential.

9. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.

10. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.

11. Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

12. Governing Law. This Amendment is governed by and will be construed in accordance with the law of the State of New York.

13. Final Agreement of the Parties. THIS AMENDMENT, THE TERM LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

ENERGY TRANSFER EQUITY, L.P., on behalf of itself and as

the sole member of ETE GP ACQUIRER LLC,

the sole member of ETE SERVICES COMPANY, LLC,

the sole member of ETE NEWCO 1 LLC, on behalf of itself and as the sole member of ETE NEWCO 2 LLC, on behalf of itself and as the sole member of ETE NEWCO 3 LLC, on behalf of itself and as the sole member of ETE NEWCO 4 LLC, on behalf of itself and as the sole member of ETE NEWCO 5 LLC, on behalf of itself and as the sole member of ETE NEWCO 6 LLC, on behalf of itself and as the sole member of ETE NEWCO 7 LLC, on behalf of itself and as the sole member of ETE NEWCO 8 LLC, on behalf of itself and as the sole member of ETE NEWCO 9 LLC, on behalf of itself and as the sole member of ETE NEWCO 10 LLC

By:	LE GP, LLC, its general partner

By:	/s/ John W. McReynolds

John W. McReynolds
President and Chief Financial Officer

ENERGY TRANSFER PARTNERS, L.L.C.

By:	/s/ Martin Salinas Jr.

Martin Salinas Jr.
Chief Financial Officer

REGENCY GP LLC, on behalf of itself and as

a member of REGENCY EMPLOYEES MANAGEMENT LLC,

the general partner of REGENCY GP LP, as

the sole member of REGENCY EMPLOYEES MANAGEMENT HOLDINGS LLC,

on behalf of itself and as a member of REGENCY EMPLOYEES MANAGEMENT LLC

By:	/s/ Michael J. Bradley

Michael J. Bradley
President and Chief Executive Officer

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Doreen Barr

Name: Doreen Barr
Title: Director

By:	/s/ Michael Spaight

Name: Michael Spaight
Title: Associate

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

Unity National Bank, as a Lender

By:	/s/ Robert Lancaster
Name: Robert Lancaster
Title: Executive Vice President

Cedar Funding Ltd., as a Lender By: AEGON USA Investment Management, LLC

By:	/s/ Maria Giannavola
Name: Maria Giannavola
Title: Associate Director

Malibu CBNA Loan Funding LLC, as a Lender

By:	/s/ Adam Kaiser
Name: Adam Kaiser
Title: Attorney-In-Fact

Galaxy VIII CLO, LTD, as a Lender By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Thomas Brandt
Name: Thomas Brandt
Title: Managing Director

Galaxy X CLO, LTD, as a Lender
By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Thomas Brandt
Name: Thomas Brandt
Title: Managing Director

VALIDUS REINSURANCE LTD, as a Lender
By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Thomas Brandt
Name: Thomas Brandt
Title: Managing Director

ACAS CLO 2007-1, Ltd., by AMERICAN CAPITAL ASSET MANAGEMENT LLC, as a Lender

By:	/s/ Dana Dratch
Name: Dana Dratch
Title: Authorized Signatory

AMMC CLO IV, LIMITED, as a Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

AMMC CLO X, LIMITED, as a Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

Apollo Credit Senior Loan Fund, LP, as a Lender
By: Apollo Credit Advisors II, LLC, its general partner

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

DOUBLE HAUL TRADING, LLC, as a Lender
By: Suntrust Bank, its Manager

By:	/s/ Douglas Weltz
Name: Douglas Weltz
Title: Director

Falcon Senior Loan Fund Ltd., as a Lender
By: Stone Tower Fund Management LLC As Its Investment Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

Gulf Stream – Compass CLO 2005-I, Ltd., as a Lender
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Gulf Stream – Compass CLO 2007, Ltd., as a Lender
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Gulf Stream – Sextant CLO 2007-1, Ltd., as a Lender
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Gulf Stream – Sextant CLO 2006-1, Ltd., as a Lender
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Gulf Stream – Rashinban CLO 2006-I, Ltd., as a Lender
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

LeverageSource V
S.A.R.L., as a Lender

By:	/s/ Laurent Ricci
Name: Laurent Ricci
Title: Class B Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Class A Manager

LSR Loan Funding LLC, as a Lender
By: Citibank N.A.

By:	/s/ Maria Giannavola
Name: Maria Giannavola
Title: Associate Director

Neptune Finance CCS, Ltd., as a Lender
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.
By: ARES ENHANCED LOAN MANAGEMENT III, L.P., ITS PORTFOLIO MANAGER
By: ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Leupp
Name: John Leupp
Title: Authorized Signatory

ARES VIR CLO Ltd.
By:	Ares CLO Management VIR, L.P., its Investment Manager
By:	Ares CLO GP VIR, LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella

ARES XI CLO LTD.
By:	Ares CLO Management XI, L.P., its Asset Manager
By:	Ares CLO GP XI, LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES XII CLO LTD.
By:	Ares CLO Management XII, L.P., its Asset Manager
By:	Ares CLO GP XII, LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES NF CLO XIV LTD
By:	Ares NF CLO XIV Management L.P., its Collateral Manager
By:	Ares NF CLO XIV Management LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

ARES NF CLO XV Ltd.
By:	Ares NF CLO XV Management L.P., its Collateral Manager
By:	Ares NF CLO XV Management LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES XVI CLO LTD.
By:	Ares CLO Management XVI L.P., its Asset Manager
By:	Ares CLO GP XVI, LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES XXI CLO LTD.
By:	Ares CLO Management XXI, L.P., its Investment Manager
By:	Ares CLO GP XXI, LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES XXIII CLO LTD.
By:	Ares CLO Management XXIII, L.P., its Asset Manager
By:	Ares CLO GP XXIII, LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES SENIOR LOAN TRUST
By:	Ares Senior Loan Trust Management L.P., its Investment Manager
By:	Ares Senior Loan Trust Management, LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES STRATEGIC INVESTMENT PARTNERS LTD.
By:	Ares Strategic Investment Management LLC, as Investment Manager

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

FUTURE FUND BOARD OF GUARDIANS
By:	Ares Enhanced Loan Investment Strategy Advisor IV, L.P., its Investment Manager (on behalf of The ASIP II Sub-Account)
By:	Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES STRATEGIC INVESTMENT PARTNERS III, L.P.
By:	Ares Strategic Investment GP III, LLC, as General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.
By:	Ares Enhanced Credit Opportunities Fund Management, L.P., its Manager
By:	Ares Enhanced Credit Opportunities Fund Management GP, LLC, as General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES ENHANCED CREDIT OPPORTUNITIES FUND II, LTD.
By:	Ares Enhanced Credit Opportunities Investment Management II, LLC, its Manager

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

By:	Ares Enhanced Loan Management IR, L.P. as Portfolio Manager
By:	Ares Enhanced Loan IR GP, LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P., its Portfolio Manager
By:	Ares Enhanced Loan II GP, LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES ENHANCED LOAN MANAGEMENT III, L.P., its Portfolio Manager

By:	Ares Enhanced Loan III GP, LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

WELLPOINT, INC.

By:	Ares WLP Management, L.P., its Investment Manager
By:	Ares WLP Management GP, LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

FUTURE FUND BOARD OF GUARDIANS

By:	Ares Enhanced Loan Investment Strategy Advisor IV, L.P., its Investment Manager (on behalf of The Elis IV Sub Account)
By:	Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

COMMUNITY INSURANCE COMPANY

By:	Ares WLP Management, L.P., its Investment Manager
By:	Ares WLP Management GP, LLC, its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES INSTITUTIONAL LOAN FUND B.V.

By:	Ares Management Limited, as Manager

By:	/s/ John Leupp
Name: John Leupp
Title: Authorized Signatory

SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED LIBOR OPPORTUNITIES FUND

By:	Ares Management LLC, as Portfolio Manager

By:	/s/ John Leupp
Name: John Leupp
Title: Authorized Signatory

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

By:	Ares Management LLC, as Portfolio Manager

By:	/s/ John Leupp
Name: John Leupp
Title: Authorized Signatory

AVENUE CLO III, LTD., as a Lender

By:	/s/ Sriram Balakrishnan
Name: Sriram Balakrishnan
Title: Portfolio Manager

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-II

BABSON CLO LTD. 2007-I

BABSON MID-MARKET CLO

LTD. 2007-II

BABSON CLO LTD. 2011-I

BABSON CLO LTD. 2012-II

CLEAR LAKE CLO, LTD.

SAPPHIRE VALLEY COO I.

LTD.

ST. JAMES RIVER CLO, LTD.,

as Lenders
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Andrew Mees
Name: Andrew Mees
Title: Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY C.M. LIFE INSURANCE COMPANY,
as Lenders
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Andrew Mees
Name: Andrew Mees
Title: Director

DIAMOND LAKE CLO, LTD.,
as a Lender
By: Babson Capital Management LLC as Collateral Servicer

By:	/s/ Andrew Mees
Name: Andrew Mees
Title: Director

JFIN CLO 2007 LTD.
as a Lender
By: Jefferies Finance LLC as Collateral Manager

By:	/s/ Charlie J. Franklin
Name: Charlie J. Franklin
Title: Closing Manager

NETT LOAN FUND LTD.,
as a Lender
By: Babson Capital Management LLC as Portfolio Manager

By:	/s/ Andrew Mees
Name: Andrew Mees
Title: Director

Race Point III CLO,
as a Lender
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of
Operations

Race Point IV CLO,
as a Lender
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of
Operations

Nash Point CLO,
as a Lender
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of
Operations

Sankaty Senior Loan Fund, L.P.,
as a Lender

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of
Operations

Bank of America, N.A.,
as a Lender

By:	/s/ Erik S. Grossman
Name: Erik S. Grossman
Title: Vice President

Evergreen CBNA Loan Funding LLC,
as a Lender

By:	/s/ Adam Kaiser
Name: Adam Kaiser
Title: Attorney-in-Fact

Cortina Funding LLC,
as a Lender

By:	/s/ Richard Taylor
Name: Richard Taylor
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

BNP Paribas, as a Lender

By:	/s/ Chris Tice
Name: Chris Tice
Title: MP

BATTALION CLO 2007-I LTD., as a Lender
By: BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

By:	/s/ Peter Park
Name: Peter Park
Title: Associate

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender

By:	/s/ Charles C. Shupe, III
Name: Charles C. Shupe, III
Title: Credit Manager

CANARAS SUMMIT CLO LTD
By: Canaras Capital Management LLC As Sub-Investment Adviser, as a Lender

By:	/s/ Richard J. Vratanina
Name: Richard J. Vratanina
Title: Authorized Signatory

Green Island CBNA Loan Funding, as a Lender
By: Citibank N.A.

By:	/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

Carlyle Global Market Strategies CLO 2012-2, Ltd., as a Lender

By:	/s/ Glori Graziano
Name: Glori Graziano
Title: Managing Director

Carlyle Bristol CLO, Ltd., as a Lender

By:	/s/ Glori Graziano
Name: Glori Graziano
Title: Managing Director

Carlyle Daytona CLO, Ltd., as a Lender

By:	/s/ Glori Graziano
Name: Glori Graziano
Title: Managing Director

Carlyle Global Market Strategies CLO 2012-1, Ltd., as a Lender

By:	/s/ Glori Graziano
Name: Glori Graziano
Title: Managing Director

Carlyle McLaren CLO, Ltd., as a Lender

By:	/s/ Glori Graziano
Name: Glori Graziano
Title: Managing Director

Carlyle Veyron CLO, Ltd., as a Lender

By:	/s/ Glori Graziano
Name: Glori Graziano
Title: Managing Director

Foothill CLO I, Ltd., as a Lender

By:	/s/ Glori Graziano
Name: Glori Graziano
Title: Managing Director

Mountain Capital CLO VI Ltd., as a Lender

By:	/s/ Glori Graziano
Name: Glori Graziano
Title: Managing Director

Mountain Capital CLO V Ltd., as a Lender

By:	/s/ Glori Graziano
Name: Glori Graziano
Title: Managing Director

LMP Corporate Loan Fund, Inc.
By: Citi Alternative Investments LLC, as a Lender

By:	/s/ Roger Yee
Name: Roger Yee
Title: VP

REGATTA FUNDING LTD.
By: Citi Alternative Investments LLC, attorney-in-fact , as a Lender

By:	/s/ Roger Yee
Name: Roger Yee
Title: VP

Citibank N.A., as a Lender

By:	/s/ Brian Blessing
Name: Brian Blessing
Title: Attorney-In-Fact

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

DUANE STREET CLO II, LTD.
By: Citigroup Alternative Investments LLC, As Collateral Manager, as a Lender

By:	/s/ Roger Yee
Name: Roger Yee
Title: VP

DUANE STREET CLO III, LTD.
By: Citigroup Alternative Investments LLC, As Collateral Manager, as a Lender

By:	/s/ Roger Yee
Name: Roger Yee
Title: VP

DUANE STREET CLO IV, LTD.
By: Citigroup Alternative Investments LLC, As Collateral Manager, as a Lender

By:	/s/ Roger Yee
Name: Roger Yee
Title: VP

Cent CDO 12 Limited, as a Lender
By: Columbia Management Investment Advisers, LLC, As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Cent CDO 14 Limited, as a Lender
By: Columbia Management Investment Advisers, LLC, As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Cent CDO XI Limited, as a Lender
By: Columbia Management Investment Advisers, LLC, As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Cent CDO 15 Limited, as a Lender
By: Columbia Management Investment Advisers, LLC, As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Centurion CDO 9 Limited, as a Lender
By: Columbia Management Investment Advisers, LLC, As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II, as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I, as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

Columbia Variable Portfolio— Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust, as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

RiverSource Life Insurance Company, as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

Bridgeport CLO Ltd. Bridgeport CLO II Ltd. Burr Ridge CLO Plus Ltd. Schiller Park CLO Ltd.
By: Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro
Title: Authorized Signatory

CIFC Funding 2006-I, Ltd.

CIFC Funding 2006-IB, Ltd.

CIFC Funding 2006-II, Ltd.

CIFC Funding 2007-I, Ltd.

CIFC Funding 2007-II, Ltd.

CIFC Funding 2007-III, Ltd.

CIFC Funding 2007-IV, Ltd.

CIFC Funding 2011-I, Ltd.

CIFC Funding 2012-I, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro
Title: Authorized Signatory

CIFC Warehouse I Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Rob Milton
Name: Rob Milton
Title: Authorized Signatory

ColumbusNova CLO Ltd. 2006-I ColumbusNova CLO Ltd. 2006-II ColumbusNova CLO Ltd. 2007-I ColumbusNova CLO IV Ltd. 2007-II
By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By:	/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro
Title: Authorized Signatory

Hewett’s Island CLO V, Ltd. Hewett’s Island CLO VI, Ltd.
By: CypressTree Investment Management, LLC, its Collateral Manager

By:	/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro
Title: Authorized Signatory

Primus CLO II, Ltd.
By: CypressTree Investment Management, LLC, its Subadviser

By:	/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro
Title: Authorized Signatory

CREDIT SUISSE LOAN FUNDING LLC, as a Lender

By:	/s/ Barry Zamore
Name: Barry Zamore
Title: Managing Director

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

ATLAS SENIOR LOAN FUND, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

By:	/s/ John Hwang
Name: John Hwang
Title: Vice President

VITESSE CLO LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

By:	/s/ John Hwang
Name: John Hwang
Title: Vice President

ATRIUM V
By: Credit Suisse Asset Management, LLC, as collateral manager, as a Lender , as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

AUSTRALIANSUPER
By: Credit Suisse Asset Management, LLC, as sub-advisor to [illegible] Asset Management Pty Ltd. in the capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper, as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Bentham Wholesale Syndicated Loan Fund
By: Credit Suisse Asset Management, LLC, as Agent (Sub-advisor) to Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund, as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

By: Credit Suisse Asset Management, LLC, as investment advisor
IHC Health Services Inc., as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Credit Suisse Asset Management, LLC, as portfolio manager
Madison Park Funding IX, as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Madison Park Funding V, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager , as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Madison Park Funding VI, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager , as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Madison Park Funding III, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager , as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Madison Park Funding IV, Inc.
By: Credit Suisse Asset Management, LLC, as collateral manager , as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Credit Suisse Asset Management, LLC
California State Teachers Retirement System, as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Credit Suisse Asset Management, LLC, as investment advisor IHC Pension Plan Directed Trust, as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Credit Suisse Asset Management, as portfolio manager Madison Park Funding VIII, as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

APIDOS CLO IX, as a Lender
By: Its Collateral Manager CVC
Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. MD & Sr. PM

1199 SEIU Health Care Employees Pension Fund
By: Seix Investment Advisors LLC, as Investment Manager Anthem Health Plans, Inc.
By: Seix Investment Advisors LLC, as Investment Manager
Baker Street Funding CLO 2005-1 Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager Baker Street CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager Baptist Health South Florida, Inc.
By: Seix Investment Advisors LLC, as Advisor Berea College
By: Seix Investment Advisors LLC, as Investment Manager Blue Cross of Idaho Health Service, Inc.
By: Seix Investment Advisors LLC, as Investment Manager HC Capital Trust—The Fixed Income Opportunity Portfolio
By: Seix Investment Advisors LLC, as Portfolio Manager Mountain View Funding CLO 2006-I, Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager Mountain View CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager Mountain View CLO III Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager RidgeWorth Funds – High Income Fund
By: Seix Investment Advisors LLC, as Subadviser RidgeWorth Funds—Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Subadviser RidgeWorth Funds—Seix High Yield Fund
By: Seix Investment Advisors LLC, as Subadviser RidgeWorth Funds – Total Return Bond Fund
By: Seix Investment Advisors LLC, as Subadviser Rochdale Fixed Income Opportunities Portfolio
By: Seix Investment Advisors LLC, as Subadviser Seix Credit Opportunities Fund Financing 1, Ltd.
By: Seix Investment Advisors LLC, as Investment Manager Seix Multi-Sector Absolute Return Fund L.P.
By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member University of Rochester
By: Seix Investment Advisors LLC, as Adviser
as Lenders

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

Delaware Group Advisor Funds- Delaware Diversified Income Fund, as Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Delaware VIP Trust – Delaware VIP Diversified Income Series, as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Optimum Trust—Optimum Fixed Income Fund, as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

As a Lender: DWS Floating Rate Fund
By: Deutsche Investment Management Americas, Inc. Investment Advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

As a Lender: Flagship CLO VI
By: Deutsche Investment Management Americas, Inc. As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

Doral CLO I Ltd, Doral CLO II, Ltd, and Doral Money, Inc., as Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Managing Director

East West Bank, as a Lender

By:	/s/ Andrew Maria
Name: Andrew Maria
Title: Vice President

AGF Floating Rate Income Fund, as a Lender
By: Eaton Vance Management as Portfolio Manager

By	: /s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

Eaton Vance CDO VII PLC, as a Lender
By: Eaton Vance Management as Interim Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

Eaton Vance CDO VIII, Ltd, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

Eaton Vance Institutional Senior Loan Fund, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

Eaton Vance Limited Duration Income Fund, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

Eaton Vance Floating-Rate Income Trust, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

Eaton Vance Short Duration Diversified Income Fund, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

Eaton Vance Senior Floating-Rate Trust, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

Eaton Vance Senior Income Trust, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

Eaton Vance VT Floating-Rate Income Fund, as a Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

Eaton Vance CDO IX Ltd., as a Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

Eaton Vance CDO X PLC, as a Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as a Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

Grayson & Co, as a Lender By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

MET Investors Series Trust -Met/Eaton Vance Floating Rate Portfolio, as a Lender By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

Pacific Life Funds-PL Floating Rate Loan Fund, as a Lender By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

Pacific Select Fund Floating Rate Loan Portfolio, as a Lender By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

Senior Debt Portfolio, as a Lender By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

Wells Capital Management Inc. on behalf of a/c 83292600 (WFA Income Opportunities), as a Lender

By:	/s/ Phil Susser
Name: Phil Susser Title: Portfolio Manager

Wells Capital Management Inc. on behalf of a/c 83294500, as a Lender

By:	/s/ Phil Susser
Name: Phil Susser Title: Portfolio Manager

Wells Capital Management Inc. on behalf of a/c 83294700 (WFA Util High Income Fund), as a Lender

By:	/s/ Phil Susser
Name: Phil Susser Title: Portfolio Manager

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

Federated Bank Loan Core Fund, as a Lender

By:	/s/ B. Anthony Delserone, Jr.
Name: B. Anthony Delserone, Jr.
Title: Vice President

Advance Series Trust – AST FI Pyramis Asset Allocation Portfolio, by: Pyramis Global Advisors LLC as Investment Manager, as a Lender

By:	/s/ Susanne Riche
Name: Susanne Riche
Title: Director

Ballyrock CLO 2006-1 Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Ballyrock CLO 2006-2 Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Ballyrock CLO III Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Fidelity Advisors Series I: Fidelity Advisors Floating Rate High Income Fund, as a Lender

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Authorized Signatory

Fidelity Advisors Series I: Fidelity Advisors High Income Fund, as a Lender

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

Fidelity Advisors Series II: Fidelity Advisors Strategic Income Fund, as a Lender

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund, as a Lender

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

Fidelity Central Investment Portfolios LLC: Fidelity Specialized High Income Central Fund, as a Lender

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 1, as a Lender

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

Fidelity Income Fund: Fidelity Total Bond Fund, as a Lender

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

Fidelity School Street Trust: Fidelity Strategic Income Fund, as a Lender

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

Fidelity Summer Street Trust: Fidelity Focused High Income Fund, as a Lender

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

Fidelity Floating Rate High Income Investment Trust, for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust, as a Lender

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as a Lender

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

Illinois Municipal Retirement Fund, By: Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney, as a Lender

By:	/s/ Susanne Riche
Name: Susanne Riche
Title: Director

Pyramis Floating Rate High Income Commingled Pool, By: Pyramis Global Advisors Trust Company as Trustee, as a Lender

By:	/s/ Susanne Riche
Name: Susanne Riche
Title: Director

Pyramis High Yield Bond Commingled Pool, By: Pyramis Global Advisors Trust Company as Trustee, as a Lender

By:	/s/ Susanne Riche
Name: Susanne Riche
Title: Director

Variable Insurance Products Fund V: Strategic Income Portfolio, as a Lender

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

Variable Insurance Products Fund: High Income Portfolio, as a Lender

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Deputy Treasurer

Fifth Third Bank, as a Lender

By:	/s/ Janice Baughman
Name: Janice Baughman
Title: Vice President

Fountain Court Master Fund, as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Macquarie / First Trust Global Infrastructure / Utilities Dividend & Income Fund, as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Four Corners CLO 2005-I, Ltd., as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

FRANKLIN CLO V, LTD., as a Lender

By:	/s/ David Ardini
Name: David Ardini, Franklin Advisers, Inc. as Collateral Manager
Title: Vice President

COA Caerus CLO Ltd., as Lender, as a Lender By: FS COA Management LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

Fraser Sullivan CLO II, Ltd., as Lender, as a Lender By: WCAS Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

Fraser Sullivan CLO VII Ltd., as a Lender By: FS COA Management, LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

Fraser Sullivan CLO V Ltd., as Lender, as a Lender By: WCAS Fraser Sullivan Investment Management, LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

Fraser Sullivan CLO VI, Ltd., as a Lender By: FS COA Management, LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

FSC VII LOAN FUNDING (CBNA) LLC, as a Lender By: Citibank, N.A.

By:	/s/ Tina Tran
Name: Tina Tran
Title: Associate Director

Global Leveraged Capital Credit Opportunity Fund I By, Global Leveraged Capital Management, LLC, as a Lender

By:	/s/ Michael Ferris
Name: Michael Ferris
Title: Managing Director

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC, as a Lender

By:	/s/ Sheenagh Carroll
Title: Authorised Signatory

By:	/s/ Sinead Murphy
Name: Sinead Murphy
Title: Authorised Signatory

Argo Re Ltd. by Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal, as a Lender

By:	/s/ Kaidi Huang
Name: Kaidi Huang
Title: VP

Factory Mutual Insurance Company by Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal, as a Lender

By:	/s/ Kaidi Huang
Name: Kaidi Huang
Title: VP

First Plaza Group Trust II by Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal, as a Lender

By:	/s/ Kaidi Huang
Name: Kaidi Huang
Title: VP

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY By: Goldman Sachs Asset Manager, L.P., as Manager, as a Lender

By:	/s/ Kaidi Huang
Name: Kaidi Huang
Title: VP

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

Goldman Sachs Collective Trust High Yield Implementation Vehicle by The Goldman Sachs Trust Company, NA, as a Lender

By:	/s/ Kaidi Huang
Name: Kaidi Huang
Title: VP

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Fund by Goldman Sachs Asset Management, L.P. as investment advisor, as a Lender

By:	/s/ Kaidi Huang
Name: Kaidi Huang
Title: VP

Goldman Sachs Strategic Income Fund by The Goldman Sachs Trust Company, NA, as a Lender

By:	/s/ Kaidi Huang
Name: Kaidi Huang
Title: VP

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund by Goldman Sachs Asset Management, L.P. as investment advisor and not as principal, as a Lender

By:	/s/ Kaidi Huang
Name: Kaidi Huang
Title: VP

Lyondell Master Trust by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Kaidi Huang
Name: Kaidi Huang
Title: VP

MeadWestvaco Corporation Master Retirement Trust by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Kaidi Huang
Name: Kaidi Huang
Title: VP

Northrop Grumman Pension Master Trust by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Kaidi Huang
Name: Kaidi Huang
Title: VP

The Regents of the University of California by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Kaidi Huang
Name: Kaidi Huang
Title: VP

Torus Insurance Holdings Limited by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Kaidi Huang
Name: Kaidi Huang
Title: VP

Golub Capital Senior Loan Opportunity Fund, Ltd., as a Lender
By:	GC Advisors LLC, as agent

By:	/s/ Michael C. Loehrke
Name: Michael C. Loehrke
Title: Authorized Signatory

Golub Capital Management CLO 2007-1, Ltd., as a Lender
By:	Golub Capital LLC, as Collateral Manager

By:	/s/ Michael C. Loehrke
Name: Michael C. Loehrke
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

Golub Capital Funding CL0-8, Ltd., as a Lender By: Golub Capital Partners Management Ltd., as Collateral Manager

By:	/s/ Michael C. Loehrke
Name: Michael C. Loehrke
Title: Authorized Signatory

Golub Capital Partners CLO 10, Ltd., as a Lender By: GC Advisors LLC, its agent

By:	/s/ Michael C. Loehrke
Name: Michael C. Loehrke
Title: Authorized Signatory

Golub Capital Partners CLO 11, Ltd., as a Lender By: GC Advisors LLC, as agent

By:	/s/ Michael C. Loehrke
Name: Michael C. Loehrke
Title: Authorized Signatory

Golub Capital Partners CLO 12, Ltd., as a Lender
By:	GC Advisors LLC, as agent

By:	/s/ Michael C. Loehrke
Name: Michael C. Loehrke
Title: Authorized Signatory

Benjamin Loan Funding LLC, as a Lender
By:	Citibank N.A.

By:	/s/ Tina Tran
Name: Tina Tran
Title: Associate Director

BLACKSTONE / GSO SECURED TRUST LTD By: GSO / Blackstone Debt Funds Management LLC as Investment Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND By: GSO / Blackstone Debt Funds Management LLC as Investment Adviser, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

CALLIDUS DEBT PARTNERS CLO FUND V, LTD By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

CALLIDUS DEBT PARTNERS CLO FUND VI, LTD. By: OSO / Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

CALLIDUS DEBT PARTNERS CLO FUND VII, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

CENTRAL PARK CLO, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

CHELSEA PARK CLO LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Portfolio Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

COLUMBUS PARK CDO LTD. By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

GALE FORCE 3 CLO, LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

GALE FORCE 4 CLO, LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Servicer, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

GALE FORCE 2 CLO, LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

INWOOD PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

LAMP FUNDS (IRE) 1PLC IN

RESPECT OF

ITS LAMP SUB-FUND

BLACKSTONE/GSO

SENIOR FLOATING RATE

CORPORATE

LOAN FUND, as Assignee

By: GSO / Blackstone Debt Funds Management

LLC as Investment Manager

By: The Bank of New York Mellon Trust Company,

National Association as Sub Custodian,

as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

By:	/s/ Yvette Haynes
Name: Yvette Haynes
Title: VP

MAPS CLO FUND II, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

PROSPECT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

RIVERSIDE PARK CLO LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

SUN LIFE ASSURANCE COMPANY of CANADA (US) By: GSO/BLACKSTONE CP Holdings LP as Sub-Advisor, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

SUNSUPER POOLED SUPERANNUATION TRUST By: GSO Capital Partners LP, its Investment Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

TRIBECA PARK CLO LTD.
By: GSO/BLACKSTONE Debt Funds Management
LLC as Portfolio Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

UNITED HEALTHCARE INSURANCE COMPANY
By: GSO Capital Advisors LLC as Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd.
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 Ltd.
Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 Ltd.
Halcyon Loan Investors CLO I Ltd.
Halcyon Loan Investors CLO II Ltd.
as a Lender

By:	/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Harch CLO III, Limited, as a Lender

By:	/s/ James DiDonato
Name: James DiDonato
Title: Portfolio Manager

Each of the persons listed on Annex A, Severally but not jointly, as a Lender
By: Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Donald M. Caiazza
Name: Donald M. Caiazza
Title: Vice President and Counsel

ANNEX A
Global Indemnity (Cayman) Limited Safety Insurance Company
Stellar Performer Global Series W—Global Credit
SunAmerica Senior Floating Rate Fund, Inc.
The Hartford Floating Rate Fund
The Hartford Floating Rate High Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Unconstrained Bond Fund
The Hartford World Bond Fund
U.A.I. (Luxembourg) Investment S.a.r.l.
UMC Benefit Board, Inc.
Aberdeen Loan Funding,
Ltd, as a Lender
By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Brentwood CLO, Ltd., as a Lender
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Eastland CLO, Ltd., as a Lender
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Grayson CLO, Ltd., as a Lender
By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

Hewett’s Island CLO
I-R, Ltd., as a Lender
By: Acis Capital Management, LP, its Collateral Manager
By: Acis Capital Management GP, LLC, its general partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Highland Credit Opportunities CDO, Ltd., as a Lender
By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Red River CLO, Ltd, as a Lender
By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Red River CLO II Ltd, as a Lender
By: Highland Capital Management, L.P.; As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Westchester CLO, Ltd., as a Lender
By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

HillMark Funding, Ltd., as a Lender
By: HillMark Capital Management, L.P., as Collateral Manager,
as Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

Stoney Lane Funding I, Ltd., as a Lender
By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

1776 CLO I, Ltd., as a Lender

By:	/s/ Ron Polye
Name: Ron Polye
Title: Authorized Officer

ING Prime Rate Trust
By: ING Investment Management Co. LLC,
as its investment manager
ING Senior Income Fund
By: ING Investment Management Co. LLC,
as its investment manager
ING (L) Flex- Senior Loans
By: ING Investment Management Co. LLC,
as its investment manager
ING Investment Management CLO III, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager
ING Investment Management CLO IV, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager
ING Investment Management CLO V, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager
ING IM CLO 2011-1, Ltd.
By: ING Alternative Asset Management LLC,
as its portfolio manager
Phoenix CLO I, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager
Phoenix CLO II, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager
Phoenix CLO III, L TD.
By: ING Alternative Asset Management LLC,
as its investment manager
ING IM CLO 2012-1, Ltd.
By: ING Alternative Asset Management LLC,
as its portfolio manager as Lenders

By:	/s/ Kelly T. Byrne
Name: Kelly T. Byrne
Title: Vice President

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

AVALON IV CAPITAL LTD
By: Invesco Senior Secured Management, Inc.
As Asset Manager, as a Lender

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Children’s Healthcare of Atlanta Inc., as a Lender
By: Highland Capital Management, L.P.
As Investment Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

HUDSON CANYON FUNDING II, LTD
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager & Attorney InFact, as a Lender

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Invesco Van Kampen Senior Income Trust
By: Invesco Senior Secured
Management, Inc. as Sub-Adviser, as a Lender

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

LIMEROCK CLO I
By: Invesco Senior Secured Management, Inc.
As Investment Manager, as a Lender

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Medical Liability Mutual Insurance Company
By: Invesco Advisers, Inc.
as Investment Manager, as a Lender

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

MSIM Peconic Bay, Ltd.
By: Invesco Senior Secured Management, Inc.
As Collateral Manager, as a Lender

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

NAUTIQUE FUNDING LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager, as a Lender

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

PowerShares Senior Loan Portfolio.
By: Invesco Senior Secured Management, Inc.
As Collateral Manager, as a Lender

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

QUALCOMM GLOBAL TRADING PTE. LTD
By: Invesco Senior Secured Management, Inc.
as Investment Manager, as a Lender

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Qualcomm Global Trading Inc.
By: Credit Suisse Asset Management, LLC, as investment manager, as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

Madison Park Funding IV, Ltd.
By: Credit Suisse Asset Management, LLC, as authorized manager, as a Lender

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

WASATCH CLO LTD
By: INVESCO Senior Secured Management, Inc. As Portfolio Manager,
as a Lender

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2006-II

BABSON MID-MARKET CLO LTD. 2007-II

BABSON CLO LTD. 2011-I

BABSON CLO LTD. 2012-II

CLEAR LAKE CLO, LTD.

SAPPHIRE VALLET CDO I. LTD

ST. JAMES RIVER CLO, LTD., as Lenders

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Andrew Mees
Name: Andrew Mees
Title: Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY C.M. LIFE INSURANCE COMPANY, as Lenders
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Andrew Mees
Name: Andrew Mees
Title: Director

DIAMOND LAKE CLO, LTD., as a Lender
By: Babson Capital Management LLC as Collateral Servicer

By:	/s/ Andrew Mees
Name: Andrew Mees
Title: Director

Advanced Series Trust – AST High Yield Portfolio
By Prudential Investment Management, Inc. as investment advisor

By:	/s/ [illegible]
Name:
Title: Vice President

J.P Morgan Whitefriars Inc., as a Lender

By:	/s/ Jeffrey Panzo
Name: Jeffrey Panzo
Title: Attorney-in-fact

Kingsland III, Ltd., as a Lender
By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

Kingsland IV Ltd., as a Lender
By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

Kingsland V Ltd., as a Lender
By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

Kingsland II Ltd., as a Lender
By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

KKR CORPORATE CREDIT PARTNERS L.P, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

KKR FLOATING RATE FUND L.P, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

Maryland State Retirement and Pension System, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

Oregon Public Employees Retirement Fund, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

KLS Diversified Master Fund L.P., as a Lender By KLS Diversified Asset Management LP

/s/ Michael Zarrilli
Name: Michael Zarrilli
Title: COO

Land Bank of Taiwan, as a Lender

By:	/s/ Henry Leu
Name: Henry Leu
Title: General Manager

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITES FUND, As Lender By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, As Lender By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

GUIDEMARK OPPORTUNISTIC FIXED INCOME FUND As Lender By: Loomis, Sayles & Company, L.P., Sub-Advisor By: Loomis, Sayles & Company, Incorporated. Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

INDIANA UNIVERSITY As Lender By: Loomis, Sayles & Company, L.P., Its Investment Adviser By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND As Lender By: Loomis, Sayles & Company, L.P., As Sub-advisor for Litman Gregory Fund Advisors, LLC

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LOOMIS SAYLES CLO I, LTD As Lender By: Loomis, Sayles & Company, L.P., Its Collateral Manager By: Loomis Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC, As Lender By: Loomis, Sayles & Company, L.P., Its Managing Member By: Loomis, Sayles & Company, Incorporated. Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LOOMIS SAYLES ABSOLUTE STRATEGIES BOND FUND

A Sub-Fund of Natixis International Funds (Lux) I,

As Lender

By: Loomis, Sayles & Company, L.P.,

Its Investment Manager

By: Loomis, Sayles & Company, Incorporated,

Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LOOMIS SAYLES ABSOLUTE STRATEGIES TRUST, As Lender By: Loomis, Sayles & Company, LLC., as Trustee of Loomis Sayles Absolute Strategies Trust

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LOOMIS SAYLES ABSOLUTE STRATEGIES FUND, As Lender By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND, As Lender By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

PRINCIPAL FUNDS, INC - GLOBAL MULTI STRATEGY FUND, As Lender By: Loomis, Sayles & Company, L.P., Its Sub-Advisor By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LATITUDE CLO II, LTD, as a Lender

By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

LATITUDE CLO III, LTD, as a Lender

By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

Four Corners CLO III, LTD, as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Macquarie Income Opportunities Fund, as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Macquarie Master Diversified Fixed Interest Fund, as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

GANNETT PEAK CLO I, LTD., as a Lender By: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn Title: Vice President

ILLINOIS STATE BOARD OF INVESTMENT, as a Lender By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn Title: Vice President

THL Credit Bank Loan Select Master Fund, a Class of The THL Credit Bank Loan Select Series Trust I, as a Lender By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn Title: Vice President

MCDONNELL LOAN OPPORTUNITY LTD., as a Lender By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

General American Life Insurance Company, as a Lender

By:	/s/ Matthew J. McInerny
Name: Matthew J. McInerny Title: Managing Director

The Metropolitan Life Insurance Company, as a Lender

By:	/s/ Matthew J. McInerny
Name: Matthew J. McInerny Title: Managing Director

JERSEY STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company, as a Lender

By:	/s/
As authorized representative and not individually

Venture IX CDO, Limited, as a Lender By: its investment advisor, MJX Asset Management LLC

By:	/s/ John P. Calaba
Name: John P. Calaba Title: Managing Director

Venture V CDO, Limited, as a Lender By: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name: John P. Calaba Title: Managing Director

Venture VI CDO, Limited, as a Lender By: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name: John P. Calaba Title: Managing Director

Venture VII CDO, Limited, as a Lender By: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name: John P. Calaba Title: Managing Director

Venture VII CDO, Limited, as a Lender By: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name: John P. Calaba Title: Managing Director

Venture X CLO, Limited, as a Lender By: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name: John P. Calaba Title: Managing Director

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

AAA Life Insurance Company, as a Lender By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan Title: Authorized Signatory

LightPoint CLO V, Ltd., as a Lender By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan Title: Authorized Signatory

LightPoint CLO VII, Ltd., as a Lender By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan Title: Authorized Signatory

LightPoint CLO VIII, Ltd., as a Lender By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan Title: Authorized Signatory

Neuberger Berman Strategic Income Fund., as a Lender By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan Title: Authorized Signatory

Neuberger Berman High Yield Bond Fund., as a Lender By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan Title: Authorized Signatory

Pacific Beacon Life Reassurance Inc., as a Lender By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan Title: Authorized Signatory

Virtus Senior Floating Rate Fund, as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings Title: Managing Director

Automobile Club of Southern California Life Insurance Company., as a Lender By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan Title: Authorized Signatory

Future Fund Board of Guardians, as a Lender By: Oak Hill Advisors, L.P., as its Investment Manager

By:	/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

Oak Hill Credit Partners V, Limited, as a Lender By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

OHA CREDIT PARTNERS VI, LTD., as a Lender By: Oak Hill Advisors, L.P. as its portfolio manager

By:	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

OHA Finlandia Credit Fund, as a Lender

By:	/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

OHA Intrepid Leveraged Loan Fund, Ltd., as a Lender By: Oak Hill Advisors, L.P., as its Portfolio Manager

By:	/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

OHA Park Avenue CLO I, Ltd., as a Lender
By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

Oregon Public Employees Retirement Fund, as a Lender
By: Oak Hill Advisors, L.P., as its Investment Manager

By:	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

ACE Tempest Reinsurance Ltd., as a Lender
By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Atif Chaudhry
Name: Atif Chaudhry
Title: Vice President

By:	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

Arch Investment Holdings IV Ltd., as a Lender
By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Atif Chaudhry
Name: Atif Chaudhry
Title: Vice President

By:	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

Oaktree Senior Loan Fund, L.P. as a Lender
By: Oaktree Senior Loan Fund GP, L.P. Its: General Partner, By: Oaktree Fund GP IIA, LLC Its: General Partner, By: Oaktree Fund GP II, L.P. Its: Managing Member

By:	/s/ Atif Chaudhry
Name: Atif Chaudhry
Title: Vice President

By:	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

The Public Education Employees Retirement System of Missouri, as a Lender
By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Atif Chaudhry
Name: Atif Chaudhry
Title: Vice President

By:	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

The Public School Retirement System of Missouri, as a Lender
By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Atif Chaudhry
Name: Atif Chaudhry
Title: Vice President

By:	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

OCTAGON INVESTMENT PARTNERS IX, LTD.
By: Octagon Credit Investors, LLC as Manager
OCTAGON INVESTMENT PARTNERS X, LTD.
By: Octagon Credit Investors, LLC as Collateral Manager
OCTAGON INVESTMENT PARTNERS XI, LTD.
By: Octagon Credit Investors, LLC as Collateral Manager
OCTAGON INVESTMENT PARTNERS XII, LTD.
By: Octagon Credit Investors, LLC as Collateral Manager
HAMLET II, LTD.
By: Octagon Credit Investors, LLC as Portfolio Manager
US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)
By: Octagon Credit Investors, LLC as Portfolio Manager
Octagon Delaware Trust 2011
By: Octagon Credit Investors, LLC as Portfolio Manager
Octagon Emigrant Senior Secured Loan Trust
By: Octagon Credit Investors, LLC as Portfolio Manager
Octagon Paul Credit Fund Series I, Ltd.
By: Octagon Credit Investors, LLC as Portfolio Manager
Octagon Senior Secured Credit Master Fund Ltd.
By: Octagon Credit Investors, LLC as Investment Manager, as a Lender

By:	/s/ Michael B. Nechamkin
Name: Michael B. Nechamkin
Title: Senior Portfolio Manager

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

OCP CLO 2012-1, LTD
By: Onex Credit Partners, LLC, as Portfolio Manager as a Lender

By:	/s/ Paul Travers
Name: Paul Travers Title: Portfolio Manager

HarbourView CLO 2006-1, as a Lender

By:	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP
Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Oppenheimer Master Loan Fund, LLC, as a Lender

By:	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP
Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Oppenheimer Senior Floating Rate Fund, as a Lender

By:	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP
Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Intel Corporation SERPLUS Plan by Goldman Sachs Asset Managerment, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Kadi Huang
Name: Kadi Huang
Title: VP

TRALEE CDO I LTD, as a Lender
By: Par-Four Investment Management, LLC As Collateral Manager

By:	/s/ Joseph Matteo
Name: Joseph Matteo
Title: Authorized Signatory

Arch Investment Holdings III Ltd., as a Lender
By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Thomas Brandt
Name: Thomas Brandt Title: Managing Director

Fire and Police Pension Fund, San Antonio, as a Lender
By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Thomas Brandt
Name: Thomas Brandt
Title: Managing Director

Galaxy XI CLO, Ltd., as a Lender
By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Thomas Brandt
Name: Thomas Brandt
Title: Managing Director

Galaxy XII CLO, Ltd., as a Lender
By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Thomas Brandt
Name: Thomas Brandt
Title: Managing Director

PineBridge Bank Loan Fund Ltd., as a Lender
By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Thomas Brandt
Name: Thomas Brandt
Title: Managing Director

Saturn CLO, Ltd., as a Lender
By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Thomas Brandt
Name: Thomas Brandt
Title: Managing Director

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as a Lender

By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
Name: David C. Wagner
Title: Managing Director

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

PPM GRAYHAWK CLO, LTD., as a Lender

By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
Name: David C. Wagner Title: Managing Director

Pramerica Loan Opportunities Limited By: Pramerica Investment Management, a trading name of Prudential Investment Management, Inc., as Investment Manager

By:	/s/ [illegible]
Name: Title: Vice President

Advanced Series Trust – AST Prudential Core Bond Portfolio By: Prudential Investment Management, Inc., as investment advisor

By:	/s/ [illegible]
Name: Title: Vice President

Dryden XI – Leveraged Loan CDO 2006 By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ [illegible]
Name: Title: Vice President

Dryden XVI – Leveraged Loan CDO 2006 By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ [illegible]
Name: Title: Vice President

Dryden XVIII Leveraged Loan 2007 Ltd. By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ [illegible]
Name: Title: Vice President

Dryden XXI Leveraged Loan CDO LLC By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ [illegible]
Name:
Title: Vice President

Dryden IX – Senior Loan Fund 2005 p.l.c. By: Prudential Investment Management, Inc., Collateral Manager

By:	/s/ [illegible]
Name: Title: Vice President

Dryden XXII Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ [illegible]
Name:
Title: Vice President

Gateway CLO Limited By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ [illegible]
Name:
Title: Vice President

ING Life Insurance and Annuity Company By: Prudential Investment Management, Inc. as Investment Advisor

By:	/s/ [illegible]
Name:
Title: Vice President

Kayne Anderson Infrastructure Income Fund, L.P., as a Lender By: Kayne Anderson Capital Advisors L.P., its General Partner

By:	/s/ Paul Stapleton
Name: Paul Stapleton
Title: Chief Financial Officer

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

North Dakota State Investment Board By: Prudential Investment Management, Inc. As Investment Advisor

By:	//s/ [illegible]
Name:
Title: Vice President

Pension Benefit Guaranty Corporation By: Prudential Investment Management, Inc. as investment advisor

By:	/s/ [illegible]
Name:
Title: Vice President

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust By: Prudential Investment Management, Inc. As Investment Advisor

By:	/s/ [illegible]
Name:
Title: Vice President

Prudential High Yield Fund of the Prudential Trust Company Collective Trust By: Prudential Investment Management, Inc. as investment advisor

By:	/s/ [illegible]
Name:
Title: Vice President

Prudential High Yield Fund Inc. By: Prudential Investment Management, Inc. as investment advisor

By:	/s/ [illegible]
Name:
Title: Vice President

Prudential Investment Portfolios, Inc. 14 – Prudential Floating Rate Income Fund By: Prudential Investment Management, Inc. as Investment Advisor

By:	/s/ [illegible]
Name:
Title: Vice President

Prudential Total Return Bond Fund, Inc. By: Prudential Investment Management, Inc. as investment advisor

By:	/s/ [illegible]
Name:
Title: Vice President

Specialized Investment

Management SICAV – SIF

Corporate Loan Master Fund

By: Zaisgroup International LLP,

as Investment Advisor

By: Pramerica Investment

Management Limited, as Portfolio

Advisor

By: Pramerica Investment

Management (a trading name of

Prudential Investment

Management, Inc.) as Sub-Advisor

By:	/s/ [illegible]
Name:
Title: Vice President

The Prudential Series Fund – Conservative Balanced Portfolio By: Prudential Investment Management, Inc. As Investment Advisor

By:	/s/ [illegible]
Name:
Title: Vice President

The Prudential Series Fund – Flexible Managed Portfolio By: Prudential Investment Management, Inc. As Investment Advisor

By:	/s/ [illegible]
Name:
Title: Vice President

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

The Prudential Series Fund – High Yield Bond Portfolio
By: Prudential Investment Management, Inc. as investment advisor

By:	/s/ [illegible]
Name:
Title: Vice President

Virginia College Savings Plan
By: Prudential Investment Management, Inc. as Investment Advisor

By:	/s/ [illegible]
Name:
Title: Vice President

PUTNAM FLOATING RATE INCOME FUND

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

PUTNAM ABSOLUTE RETURN 300 FUND
By Putnam Investment Management, LLC

By:	/s/ Kevin Parnell
Name: Kevin Parnell
Title: Manager

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND by Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

Chatham Light II CLO, Limited, as a Lender
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Community Insurance Company, as a Lender
By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Qantas Superannuation Plan, as a Lender
By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Race Point VI CLO, Ltd., as a Lender
By: Sankaty Advisors, LLC as Asset Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Race Point V CLO, Limited, as a Lender
By: Sankaty Advisors, LLC Its Asset Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Sankaty High Income Partnership, L.P, as a Lender
By: Sankaty Advisors, LLC as Investment Advisor

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

WellPoint, Inc., as a Lender
By: Sankaty Advisors, LLC as Investment Adviser

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Each of the persons listed on Annex A, Severally but not jointly, as a Lender
By: Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Donald M. Caiazza
Name: Donald M. Caiazza
Title: Vice President and Counsel

ANNEX A
Global Indemnity (Cayman) Limited
Safety Insurance Company
Stellar Performer Global Series W – Global Credit
SunAmerica Senior Floating Rate Fund, Inc.
The Hartford Floating Rate Fund
The Hartford Floating Rate High Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Unconstrained Bond Fund
The Hartford World Bond Fund
U.A.I. (Luxembourg) Investment S.a.r.l.
UMC Benefit Board, Inc.
SANDELMAN FINANCE 2006-2, LTD.
By: Mercer Park, LP
As Collateral Manager as a Lender

By:	/s/ Andrew C. Curtis
Name: Andrew C. Curtis
Title: PM

1199 SEIU Health Care Employees Pension Fund
By: Seix Investment Advisors LLC, as Investment Manager
Anthem Health Plans, Inc.
By: Seix Investment Advisors LLC, as Investment Manager
Baker Street Funding CLO 2005-1 Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager
Baker Street CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager
Baptist Health South Florida, Inc.
By: Seix Investment Advisors LLC, as Advisor
Berea College
By: Seix Investment Advisors LLC, as Investment Manager
Blue Cross of Idaho Health Service, Inc.
By: Seix Investment Advisors LLC, as Investment Manager
HC Capital Trust—The Fixed Income Opportunity Portfolio
By: Seix Investment Advisors LLC, as Portfolio Manager
Mountain View Funding CLO 2006-I, Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager
Mountain View CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager
Mountain View CLO III Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager
RidgeWorth Funds—High Income Fund
By: Seix Investment Advisors LLC, as Subadviser
RidgeWorth Funds—Seix Floating Rate High Income Fund

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

By: Seix Investment Advisors LLC, as Subadviser

RidgeWorth Funds—Seix High Yield Fund

By: Seix Investment Advisors LLC, as Subadviser

RidgeWorth Funds – Total Return Bond Fund

By: Seix Investment Advisors LLC, as Subadviser

Rochdale Fixed Income Opportunities Portfolio

By: Seix Investment Advisors LLC, as Subadviser

Seix Credit Opportunities Fund Financing 1, Ltd.

By: Seix Investment Advisors LLC, as Investment Manager

Seix Multi-Sector Absolute Return Fund L.P.

By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner

By: Seix Investment Advisors LLC, its sole member

University of Rochester

By: Seix Investment Advisors LLC, as Adviser

as Lenders

By:	/s/ George Goudelias
Name: George Goudelias Title: Managing Director

Credos Floating Rate Fund, L.P. By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

Four Points Multi-Strategy Master Fund Inc. (LOAN ACCOUNT) By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

Highmark Inc. (Shenkman – BANK LOAN ACCOUNT) By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

Kentucky Retirement Systems (Shenkman – Insurance Fund Account) By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

Kentucky Retirement Systems (Shenkman- PENSION Account) By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

Slater Mill Loan Fund, LP By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

Westbrook CLO, Ltd. By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

ECP CLO 2008-1 LTD, as a Lender By: Silvermine Capital Management LLC As Portfolio Manager

By:	/s/ Joshua Cringle
Name: Joshua Cringle Title: Analyst

ECP CLO 2013-3 LTD, as a Lender By: Silvermine Capital Management

By:	/s/ Joshua Cringle
Name: Joshua Cringle Title: Analyst

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

ECP CLO 2012-4 LTD, as a Lender By: Silvermine Capital Management

By:	/s/ Joshua Cringle
Name: Joshua Cringle Title: Analyst

GREENS CREEK FUNDING LTD., as a Lender By: Silvermine Capital Management LLC As Investment Manager

By:	/s/ Joshua Cringle
Name: Joshua Cringle Title: Analyst

O’Leary Floating Rate Portfolio, as a Lender

By:	/s/ Rick Brown
Name: Rick Brown Title: Senior Portfolio Manager

Stifel Bank & Trust, as a Lender

By:	/s/ John H. Phillips
Name: John H. Phillips Title: Executive Vice President

JHF II-Multi Sector Bond Fund, as a Lender

By:	/s/ Adam Shapiro
Name: Adam Shapiro Title: General Counsel

Libra Global Limited, as a Lender

By:	/s/ Adam Shapiro
Name: Adam Shapiro Title: General Counsel

Stone Harbor Global Funds PLC – Stone Harbor Leveraged Loan Portfolio, as a Lender

By:	/s/ Adam Shapiro
Name: Adam Shapiro Title: General Counsel

TETON FUNDING, LLC, as a Lender By: SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
Name: Douglas Weltz Title: Director

Municipal Employees’ Annuity and Benefit Fund of Chicago (Symphony), as a Lender By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

Nuveen Diversified Dividend & Income Fund, as a Lender By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

Nuveen Floating Rate Income Fund, as a Lender By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

Nuveen Floating Rate Income Opportunity Fund, as a Lender By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

Nuveen Senior Income Fund, as a Lender By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

Nuveen Tax Advantaged Total Return Strategy Fund, as a Lender By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

Nuveen Credit Strategies Income Fund, as a Lender
By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Nuveen Short Duration Credit Opportunities Fund, as a Lender
By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Principal Funds Inc,—Diversified Real Asset Fund, as a Lender
By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

SSF Trust, as a Lender
By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Symphony Credit Opportunities Fund LTD., as a Lender
By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Symphony CLO IX, Limited Partnership, as a Lender
By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Symphony Senior Loan Fund, L.P., as a Lender
By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Each of the persons listed on Annex A, Severally but not jointly, as a Lender
By: Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Donald M. Caiazza
Name: Donald M. Caiazza
Title: Vice President and Counsel

ANNEX A
Global Indemnity (Cayman) Limited Safety Insurance Company
Stellar Performer Global Series W – Global Credit
SunAmerica Senior Floating Rate Fund, Inc.
The Hartford Floating Rate Fund
The Hartford Floating Rate High Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Unconstrained Bond Fund
The Hartford World Bond Fund
U.A.I. (Luxembourg) Investment S.a.r.l.
UMC Benefit Board, Inc.

Wells Capital Management Inc. on behalf of Silverado CLO 2006 LTD, as a Lender

By:	/s/ Phil Susser
Name: Phil Susser
Title: Portfolio Manager

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement

Wells Capital Management Inc. on behalf of 16959701, as a Lender

By:	/s/ Phil Susser
Name: Phil Susser
Title: Portfolio Manager

Wells Capital Management Inc. on behalf of 13923601, as a Lender

By:	/s/ Phil Susser
Name: Phil Susser
Title: Portfolio Manager

Wells Capital Management Inc. on behalf of a/c 13702900, as a Lender

By:	/s/ Phil Susser
Name: Phil Susser
Title: Portfolio Manager

Wells Capital Management Inc. on behalf of a/c 22952000, as a Lender

By:	/s/ Phil Susser
Name: Phil Susser
Title: Portfolio Manager

Wells Capital Management Inc. on behalf of 83292500 (Wells Fargo Advantage High Yield), as a Lender

By:	/s/ Phil Susser
Name: Phil Susser
Title: Portfolio Manager

Wells Capital Management Inc. on behalf of 18325402, as a Lender

By:	/s/ Phil Susser
Name: Phil Susser
Title: Portfolio Manager

Wells Capital Management Inc. on behalf of 23928601, as a Lender

By:	/s/ Phil Susser
Name: Phil Susser
Title: Portfolio Manager

Wells Capital Management Inc. on behalf of 23960800, as a Lender

By:	/s/ Phil Susser
Name: Phil Susser
Title: Portfolio Manager

Wells Capital Management Inc. on behalf of a/c 16463700, as a Lender

By:	/s/ Phil Susser
Name: Phil Susser
Title: Portfolio Manager

Wells Fargo Bank, National Association, as a Lender

By:	/s/ Jill Hamilton
Name: Jill Hamilton
Title: Vice President

OCEAN TRAILS CLO I, as a Lender
By: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Bradley Bryan
Name: Bradley Bryan
Title: Senior Credit Analyst

OCEAN TRAILS CLO II, as a Lender
By: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Bradley Bryan
Name: Bradley Bryan
Title: Senior Credit Analyst

WG HORIZONS CLO I, as a Lender
By: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Bradley Bryan
Name: Bradley Bryan
Title: Senior Credit Analyst

WhiteHorse IV Ltd
By: WhiteHorse Capital Partners, L.P.
Title: Investment Manager
By: WhiteRock Asset Advisor, LLC
Title: General Partner,
as a Lender

By:	/s/ Jarred Worley
Name: Jarred Worley
Title: Manager

WhiteHorse III Ltd
By: WhiteHorse Capital Partners, L.P.
Title: Collateral Manager
By: WhiteRock Asset Advisor, LLC
Title: Collateral Manager,
as a Lender

By:	/s/ Jarred Worley
Name: Jarred Worley
Title: Manager

Signature Page to

Amendment No. 1 to Senior Secured Term Loan Agreement